UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2008

Allied World Assurance Company Holdings, Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27 Richmond Road, Pembroke, Bermuda,		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-278-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2008, the Compensation Committee of the Board of Directors of Allied World Assurance Company Holdings, Ltd (the "Company") approved an amendment to the Supplemental Executive Retirement Plan (the "SERP") of Allied World Assurance Company (U.S.) Inc., a subsidiary of the Company, effective as of April 1, 2008. All of our current named executive officers participate in the SERP. The purpose of the SERP is to provide specified benefits to a group of senior management of the Company’s operating subsidiaries who pay U.S. income tax and who contribute materially to the continued growth, development and future business success of the Company’s operating subsidiaries (the "participating employers"). The SERP is intended to comply with Section 409A ("Section 409A") of the Internal Revenue Code of 1986 (the "Code") and shall be interpreted and administered, as necessary, to comply with such provisions. The trust under the SERP is a grantor trust for the benefit of participants in the SERP and remains subject to the claims of creditors.

Prior to the amendment of the SERP, a participating employer made a contribution equal to 10% of a participant’s annual base salary, subject to a cap based on the maximum amount of annual compensation which could be taken into account under a qualified plan under the Code, as established by the Internal Revenue Service from time to time (the "IRS Compensation Limit"). For 2007, the annual base salary cap was $200,000.

Under the amended SERP, a participating employer will contribute up to 10% of a participant’s annual base salary in excess of the then-effective IRS Compensation Limit, with an annual base salary cap of $600,000. Starting in 2008, this means that a participating employer will start making contributions under the SERP to a participant only after such participant has earned annual base salary in excess of the IRS Compensation Limit ($230,000 in 2008) and will stop making such contributions once a participant has earned $600,000. All employees who will no longer participate in the SERP, or who will be eligible to participate to a lesser extent, as a result of the annual base salary modification described herein, will be eligible to receive one-time additional benefits in 2008 to compensate for the loss of such SERP benefit. Other than the amendment described herein, there were no additional changes made to the SERP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, Ltd

March 5, 2008	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Senior Vice President and General Counsel